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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 28, 2001



                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)





       Delaware                    0-9207                    95-2841597
(State of Incorporation)       (Commission File            (IRS Employer
                                     No.)                Identification No.)


  16285 Park Ten Place, Suite 600                     77084
       Houston, Texas 77084                         (ZIP Code)
(Address of Principal Executive Offices)



      Registrant's telephone number, including area code:  (281) 717-1300
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Item 4.     Changes in Registrant's Certifying Accountant

       (a) On August 28, 2001, Harken Energy Corporation (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants. The Company has engaged Ernst and Young LLP ("Ernst & Young") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was made by the Company's Audit Committee of the Board of Directors.

       (b) Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

       (c) During the two years ended December 31, 2000 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused the former accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

       (d) During the two years ended December 31, 2000 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a) (1) (v) (A) - (D) of Item 304 of Regulation S-K.

       (e) Effective September 5, 2001, the Company engaged Ernst & Young as its independent accountants. During the two years ended December 31, 2000 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.

       (f) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen dated August 31, 2001 is filed as Exhibit 16.1 to this Form 8-K.
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Item 7.     Financial Statements and Exhibits

            (c)  Exhibits

            EXHIBIT
            NUMBER    DESCRIPTION

            16.1      Letter from Arthur Andersen LLP pursuant to
                      Item 304 (a) (3) of Regulation S-K.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HARKEN ENERGY CORPORATION



                                        By:        /s/ Anna M. Williams
                                             --------------------------------
                                                     Anna M. Williams
                                          Executive Vice President - Finance
                                              and Chief Financial Officer



Date: September 5, 2001
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                                 EXHIBIT INDEX


            EXHIBIT
            NUMBER          DESCRIPTION

            16.1            Letter from Arthur Andersen LLP pursuant to
                            Item 304 (a) (3) of Regulation S-K.